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                                                                      EXHIBIT 10


                         FAMOUS DAVE'S OF AMERICA, INC.
                                  AMENDMENT TO
                         1997 EMPLOYEE STOCK OPTION PLAN


     1. Increase in Number of Shares Subject to Plan. Section 5.1 of the 1997 Employee Stock Option Plan is hereby amended to read in its entirety as follows:

          5.1 Number of Shares. Subject to adjustment as provided in Section 10.6, the number of shares of Common Stock issuable under the Plan shall not exceed 350,000.

     2. Effective Date. This Amendment will become effective immediately.